Exhibit 99.2

October 26, 2011

THIRD QUARTER 2011

 Symetra Financial Corporation (SYA)

 Financial Supplement

All financial information in this document is unaudited

Symetra Financial Corporation

Financial Supplement

Table of Contents

September 30, 2011

Symetra Financial Corporation

3Q 2011 Financial Supplement

Financial Highlights

(In millions, except per share and metric or percentage data)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010
Net income	$11.1	$59.4	$54.9	$62.2	$56.6	$125.4	$138.7

Net income per common share [1]
Basic	$0.08	$0.43	$0.40	$0.45	$0.41	$0.91	$1.03
Diluted	$0.08	$0.43	$0.40	$0.45	$0.41	$0.91	$1.03

Weighted-average common shares outstanding:
Basic	137.559	137.523	137.292	137.174	137.140	137.459	135.082
Diluted	137.571	137.532	137.300	137.179	137.145	137.470	135.096

Non-GAAP Financial Measures [2]
Adjusted operating income	$47.6	$49.8	$45.1	$48.0	$43.8	$142.5	$127.2

Adjusted operating income per common share: [1]
Basic	$0.35	$0.36	$0.33	$0.35	$0.32	$1.04	$0.94
Diluted	$0.35	$0.36	$0.33	$0.35	$0.32	$1.04	$0.94

	As of
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
Consolidated Balance Sheet Data
Total investments	$25,852.2	$24,941.5	$24,200.5	$23,500.2	$23,400.5

Total assets	27,816.7	26,942.8	26,422.3	25,636.9	25,302.3

Notes payable	449.2	449.1	449.1	449.0	449.0

Accumulated other comprehensive income(net of taxes) (AOCI)	1,006.5	597.9	434.0	432.5	819.4

Total stockholders’ equity	3,060.0	2,647.3	2,431.0	2,380.6	2,711.3

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,806.9	$1,827.8	$1,780.2	$1,752.3	$1,727.3
Asset valuation reserve (AVR)	189.8	212.9	206.1	185.1	159.8

Statutory book value	$1,996.7	$2,040.7	$1,986.3	$1,937.4	$1,887.1

Common shares outstanding, end of period (page 15)	118.595	118.571	118.535	118.216	118.171

Book value per common share	$22.24	$19.25	$17.68	$17.35	$19.77

Debt to capital ratio	12.8%	14.5%	15.6%	15.9%	14.2%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,053.5	$2,049.4	$1,997.0	$1,948.1	$1,891.9
Adjusted book value per common share :
Adjusted book value per common share [3]	$17.32	$17.28	$16.85	$16.48	$16.01
Adjusted book value per common share, as converted [4]	$16.51	$16.49	$16.11	$15.79	$15.38
Statutory book value per common share [5]	$16.84	$17.21	$16.76	$16.39	$15.97

Debt to capital ratio, excluding AOCI [6]	17.9%	18.0%	18.4%	18.7%	19.2%

	For the Twelve Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
ROE	7.1%	9.3%	8.8%	9.3%	8.6%

Non-GAAP Financial Measure [2]
Operating ROAE [7]	9.6%	9.6%	9.4%	9.8%	9.4%

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 15, and 16, respectively.

3 Adjusted book value per common share is calculated based on adjusted book value, divided by common shares outstanding.

4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

5 Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

6 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.

7 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Consolidated Income Statement Data

(In millions, except per share data)

	0000000	0000000	0000000	0000000	0000000	0000000	0000000
	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Revenues:
Premiums	$150.5	$119.4	$120.9	$118.3	$120.2	$390.8	$354.7
Net investment income	315.5	312.2	310.0	311.0	304.4	937.7	888.4
Policy fees, contract charges and other	45.5	45.9	44.7	43.1	40.9	136.1	123.2
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(5.0)	(3.1)	(0.9)	(23.1)	(9.6)	(9.0)	(30.2)
Less: portion of losses recognized in other comprehensive income	0.1	0.3	—	16.9	6.1	0.4	15.5

Net impairment losses recognized in earnings	(4.9)	(2.8)	(0.9)	(6.2)	(3.5)	(8.6)	(14.7)
Other net realized investment gains (losses)	(51.9)	16.9	16.5	29.2	23.5	(18.5)	31.5

Total net realized investment gains (losses)	(56.8)	14.1	15.6	23.0	20.0	(27.1)	16.8

Total revenues	454.7	491.6	491.2	495.4	485.5	1,437.5	1,383.1

Benefits and expenses:
Policyholder benefits and claims	109.4	83.7	92.3	80.2	85.4	285.4	254.9
Interest credited	229.3	225.1	228.3	231.7	227.8	682.7	667.8
Other underwriting and operating expenses	77.4	70.5	66.0	69.8	63.1	213.9	186.9
Interest expense	8.0	8.0	8.0	8.0	8.0	24.0	23.9
Amortization of deferred policy acquisition costs	19.0	20.0	20.1	15.8	18.0	59.1	50.4

Total benefits and expenses	443.1	407.3	414.7	405.5	402.3	1,265.1	1,183.9

Income from operations before income taxes	11.6	84.3	76.5	89.9	83.2	172.4	199.2
Provision (benefit) for income taxes:
Current	26.0	31.1	11.2	11.6	18.8	68.3	46.1
Deferred	(25.5)	(6.2)	10.4	16.1	7.8	(21.3)	14.4

Total provision for income taxes	0.5	24.9	21.6	27.7	26.6	47.0	60.5

Net income	$11.1	$59.4	$54.9	$62.2	$56.6	$125.4	$138.7

Net income per common share: [1]
Basic	$0.08	$0.43	$0.40	$0.45	$0.41	$0.91	$1.03
Diluted	$0.08	$0.43	$0.40	$0.45	$0.41	$0.91	$1.03
Weighted-average number of common shares outstanding:
Basic	137.559	137.523	137.292	137.174	137.140	137.459	135.082
Diluted	137.571	137.532	137.300	137.179	137.145	137.470	135.096

Cash dividends declared per common share	$0.06	$0.06	$0.05	$0.05	$0.05	$0.17	$0.10
Non-GAAP Financial Measures:
Adjusted operating income	$47.6	$49.8	$45.1	$48.0	$43.8	$142.5	$127.2

Adjusted operating income per common share: [1]
Basic	$0.35	$0.36	$0.33	$0.35	$0.32	$1.04	$0.94
Diluted	$0.35	$0.36	$0.33	$0.35	$0.32	$1.04	$0.94

Weighted-average number of common shares outstanding:
Basic	137.559	137.523	137.292	137.174	137.140	137.459	135.082
Diluted	137.571	137.532	137.300	137.179	137.145	137.470	135.096
Reconciliation to net income:
Net income	$11.1	$59.4	$54.9	$62.2	$56.6	$125.4	$138.7
Less: Net realized investment gains (losses) (net of taxes)	(36.9)	9.2	10.1	15.0	13.0	(17.6)	10.9
Add: Net investment gains (losses) on FIA options (net of taxes)	(0.4)	(0.4)	0.3	0.8	0.2	(0.5)	(0.6)

Adjusted operating income	$47.6	$49.8	$45.1	$48.0	$43.8	$142.5	$127.2

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Consolidated Balance Sheet Data

(In millions)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2011	2011	2011	2010	2010
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$22,881.6	$22,146.5	$21,785.4	$21,281.8	$21,450.1
Marketable equity securities, at fair value	50.3	51.2	46.4	45.1	45.4
Trading securities:
Marketable equity securities, at fair value	338.1	380.9	224.7	189.3	158.8
Mortgage loans, net	2,277.3	2,085.0	1,862.0	1,713.0	1,493.4
Policy loans	69.5	69.6	70.4	71.5	71.7
Short-term investments	2.5	2.7	2.4	2.5	2.7
Investments in limited partnerships	214.6	193.8	198.8	186.9	169.1
Other invested assets	18.3	11.8	10.4	10.1	9.3

Total investments	25,852.2	24,941.5	24,200.5	23,500.2	23,400.5
Cash and cash equivalents	182.8	87.4	307.9	274.6	197.2
Accrued investment income	271.4	268.1	267.3	257.6	257.5
Accounts receivable and other receivables	133.5	97.5	63.6	65.6	89.0
Reinsurance recoverables	291.5	288.8	283.9	280.8	284.8
Deferred policy acquisition costs	202.1	238.5	262.5	250.0	160.9
Goodwill	29.9	29.4	28.9	28.4	27.8
Current income tax recoverable	—	4.4	—	3.0	—
Other assets	107.0	99.9	106.2	95.0	58.4
Separate account assets	746.3	887.3	901.5	881.7	826.2

Total assets	$27,816.7	$26,942.8	$26,422.3	$25,636.9	$25,302.3

Liabilities and stockholders’ equity
Funds held under deposit contracts	$22,223.4	$21,909.0	$21,553.4	$20,953.3	$20,107.9
Future policy benefits	398.9	399.6	399.3	398.4	397.6
Policy and contract claims	170.4	126.4	108.2	116.6	126.1
Unearned premiums	12.5	12.6	12.5	12.2	12.8
Other policyholders’ funds	113.8	109.5	112.9	111.0	109.1
Notes payable	449.2	449.1	449.1	449.0	449.0
Current income tax payable	1.0	—	1.0	—	2.9
Deferred income tax liabilities, net	386.9	192.2	110.2	99.0	291.1
Other liabilities	254.3	209.8	343.2	235.1	268.3
Separate account liabilities	746.3	887.3	901.5	881.7	826.2

Total liabilities	24,756.7	24,295.5	23,991.3	23,256.3	22,591.0
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,453.6	1,452.3	1,451.1	1,450.2	1,449.3
Retained earnings	598.7	595.9	544.7	496.7	441.4
Accumulated other comprehensive income, net of taxes	1,006.5	597.9	434.0	432.5	819.4

Total stockholders’ equity	3,060.0	2,647.3	2,431.0	2,380.6	2,711.3

Total liabilities and stockholders’ equity	$27,816.7	$26,942.8	$26,422.3	$25,636.9	$25,302.3

Symetra Financial Corporation 3Q 2011 Financial Supplement Segment Income Statement Data (In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Operating revenues:
Group Division	$149.2	$117.9	$117.5	$116.4	$117.3	$384.6	$347.2
Retirement Division:
Deferred Annuities	137.2	133.1	128.7	127.0	124.0	399.0	355.5
Income Annuities	102.5	102.7	105.2	108.7	105.7	310.4	314.8
Life Division	110.9	111.6	112.8	108.8	107.4	335.3	320.6
Other	11.1	11.6	11.9	12.7	11.4	34.6	27.3

Total	$510.9	$476.9	$476.1	$473.6	$465.8	$1,463.9	$1,365.4
Segment pre-tax adjusted operating income (loss):
Group Division	$22.0	$19.0	$13.8	$21.0	$16.7	$54.8	$50.6
Retirement Division:
Deferred Annuities	28.0	23.0	23.2	20.9	22.5	74.2	60.4
Income Annuities	7.1	12.6	8.9	10.9	9.5	28.6	22.3
Life Division	12.4	17.4	16.9	17.3	15.3	46.7	57.6
Other	(1.7)	(2.4)	(1.4)	(2.0)	(0.5)	(5.5)	(9.4)

Total	$67.8	$69.6	$61.4	$68.1	$63.5	$198.8	$181.5

Symetra Financial Corporation

3Q 2011 Financial Supplement

Group Division

(In millions)

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011 [7]	2011	2011	2010	2010	2011 [7]	2010
Operating revenues:
Premiums	$140.8	$109.8	$110.0	$108.7	$109.9	$360.6	$324.5
Net investment income	4.6	4.4	4.2	4.6	4.7	13.2	14.1
Policy fees, contract charges and other	3.8	3.7	3.3	3.1	2.7	10.8	8.6

Total operating revenues	149.2	117.9	117.5	116.4	117.3	384.6	347.2

Benefits and expenses:
Policyholder benefits and claims	89.6	68.5	74.3	65.8	73.1	232.4	215.5
Other underwriting and operating expenses	35.6	28.3	27.3	27.5	25.4	91.2	75.1
Amortization of deferred policy acquisition costs	2.0	2.1	2.1	2.1	2.1	6.2	6.0

Total benefits and expenses	127.2	98.9	103.7	95.4	100.6	329.8	296.6

Segment pre-tax adjusted operating income	$22.0	$19.0	$13.8	$21.0	$16.7	$54.8	$50.6

Operating Metrics:
Group loss ratio [1,6]	63.6%	62.4%	67.6%	60.5%	66.5%	64.4%	66.4%
Expense ratio [2]	25.9%	26.9%	25.9%	26.5%	24.0%	26.2%	24.2%

Combined ratio [3]	89.5%	89.3%	93.5%	87.0%	90.5%	90.6%	90.6%

Medical stop-loss — loss ratio [4,6]	65.4%	63.6%	69.3%	62.3%	68.7%	66.0%	68.1%
Total sales [5]	$20.1	$23.4	$48.7	$15.1	$18.4	$92.2	$80.4

Premiums:
Medical stop-loss	$126.4	$96.6	$96.7	$96.8	$98.1	$319.7	$290.3
Limited benefit medical	11.5	10.5	10.7	9.5	9.1	32.7	25.6
Other	2.9	2.7	2.6	2.4	2.7	8.2	8.6

Total premiums earned	$140.8	$109.8	$110.0	$108.7	$109.9	$360.6	$324.5

5 Year Historical Group Loss Ratio 1:

0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%
2006	71.3%	61.1%	57.8%	47.1%	59.6%

1 Group loss ratio represents policyholder benefits and claims incurred divided by premiums earned.

2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations and amortization of DAC divided by premiums earned.

3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.

4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incured divided by medical stop-loss premiums earned.

5 Total sales represents annualized first-year premiums net of first year policy lapses.

6 The third quarter 2010 results included one large case with a loss ratio in excess of 95%. This case terminated in fourth quarter 2010. Without this case, the third quarter 2010 group loss ratio would have been 65.3% and the medical stop-loss — loss ratio would have been 67.5%.

7 Includes impact of medical stop-loss business assumed from AUL.

Symetra Financial Corporation
3Q 2011 Financial Supplement
Retirement Division — Deferred Annuities
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010

Operating revenues:
Net investment income	$132.9	$128.2	$123.1	$120.8	$119.0	$384.2	$342.1
Policy fees, contract charges and other	4.9	5.5	5.1	5.0	4.7	15.5	14.3
Net investment gains (losses) on FIA options	(0.6)	(0.6)	0.5	1.2	0.3	(0.7)	(0.9)

Total operating revenues	137.2	133.1	128.7	127.0	124.0	399.0	355.5
Benefits and expenses:
Policyholder benefits and claims	0.6	—	(0.1)	(0.1)	(0.5)	0.5	0.2
Interest credited	80.7	79.9	77.6	79.0	75.7	238.2	214.6
Other underwriting and operating expenses	14.1	14.2	12.4	14.9	13.0	40.7	40.2
Amortization of deferred policy acquisition costs	13.8	16.0	15.6	12.3	13.3	45.4	40.1

Total benefits and expenses	109.2	110.1	105.5	106.1	101.5	324.8	295.1

Segment pre-tax adjusted operating income	$28.0	$23.0	$23.2	$20.9	$22.5	$74.2	$60.4

Operating Metrics:
Account values — fixed annuities	$10,422.4	$10,127.3	$9,793.9	$9,243.7	$8,805.6	$10,422.4	$8,805.6
Account values — variable annuities	670.9	796.9	809.2	791.1	742.6	670.9	742.6
Interest spread on average account values [1]	1.92%	1.81%	1.82%	1.81%	1.85%	1.86%	1.89%
Total sales [2]	$393.6	$446.5	$618.4	$522.9	$286.4	$1,458.5	$1,287.8

1 Interest spread is the difference between the net investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder fixed account values within the segment. Interest credited is subject to contractual terms, including minimum guarantees.

2 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Fixed Annuity Account Values by Contract Minimum Interest Guarantees as of September 30, 2011:

	Contract Minimum Interest Guarantee [2]
		<= 3.5%
	> 3.5% [1]	> 2.5%	<= 2.5%

Account values — fixed annuities	$1,151.6	$1,110.0	$8,115.7

1 The maximum interest is 4.5% on a $142.0 block of business.

2 Excludes standard non-forfeiture impacts.

Symetra Financial Corporation 3Q 2011 Financial Supplement Retirement Division — Income Annuities (In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Operating revenues:
Net investment income	$101.9	$102.3	$105.0	$108.4	$105.6	$309.2	$314.3
Policy fees, contract charges and other	0.6	0.4	0.2	0.3	0.1	1.2	0.5

Total operating revenues	102.5	102.7	105.2	108.7	105.7	310.4	314.8

Benefits and expenses:
Interest credited	88.1	83.6	89.7	91.3	90.1	261.4	275.0
Other underwriting and operating expenses	6.7	5.9	5.9	6.0	5.5	18.5	16.0
Amortization of deferred policy acquisition costs	0.6	0.6	0.7	0.5	0.6	1.9	1.5

Total benefits and expenses	95.4	90.1	96.3	97.8	96.2	281.8	292.5

Segment pre-tax adjusted operating income	$7.1	$12.6	$8.9	$10.9	$9.5	$28.6	$22.3

Operating Metrics:
Reserves [1]	$6,618.9	$6,646.6	$6,681.4	$6,676.8	$6,676.8	$6,618.9	$6,676.8
Interest spread on reserves [2]	0.53%	0.48%	0.58%	0.79%	0.59%	0.53%	0.50%
Base interest spread on reserves [3]	0.54%	0.52%	0.47%	0.61%	0.59%	0.52%	0.50%
MBS prepayment speed adjustment [4]	$(0.2)	$(0.7)	$1.8	$3.2	$0.1	$0.9	$(0.2)
Mortality gains (losses) [5]	(1.4)	4.9	0.7	(0.6)	(0.1)	4.2	(2.0)
Total sales [6]	64.6	38.7	64.5	67.9	58.0	167.8	192.1

5 Year Historical Mortality Gains (Losses): 5

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2010	$(0.1)	$(1.8)	$(0.1)	$(0.6)	$(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	—	(0.9)	(1.1)	(0.1)
2006	0.2	2.4	1.3	2.4	6.3

1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

2 Interest spread is the difference between the net investment yield earned and the credited interest rate on policyholder reserves. The investment yield is the approximate yield on invested assets, excluding equities, in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder reserves within the segment and excludes the gains and losses from funding services and mortality.

3 Base interest spread on reserves is interest spread on reserves excluding MBS prepayment speed adjustment.

4 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

5 Mortality gains (losses) represents the difference between actual and expected reserves released on our life contingent annuities.

6 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation 3Q 2011 Financial Supplement Life Division (In millions)
	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Operating revenues:
Premiums	$9.7	$9.6	$10.9	$9.6	$10.3	$30.2	$30.2
Net investment income	70.3	71.1	71.2	69.4	67.5	212.6	201.9
Policy fees, contract charges and other	30.9	30.9	30.7	29.8	29.6	92.5	88.5

Total operating revenues	110.9	111.6	112.8	108.8	107.4	335.3	320.6

Benefits and expenses:
Policyholder benefits and claims	19.2	15.2	18.1	14.5	12.8	52.5	39.2
Interest credited	61.1	62.2	61.7	62.0	63.1	185.0	180.7
Other underwriting and operating expenses	15.6	15.5	14.4	14.1	14.2	45.5	40.3
Amortization of deferred policy acquisition costs	2.6	1.3	1.7	0.9	2.0	5.6	2.8

Total benefits and expenses	98.5	94.2	95.9	91.5	92.1	288.6	263.0

Segment pre-tax adjusted operating income	$12.4	$17.4	$16.9	$17.3	$15.3	$46.7	$57.6

Operating Metrics:
Individual insurance:
Individual insurance in force [1]	$37,200.5	$37,439.7	$37,689.0	$38,011.5	$38,289.1	$37,200.5	$38,289.1
Individual claims [2]	13.0	12.1	15.7	11.3	12.0	40.8	39.4
Annualized mortality rate [3]	0.14%	0.13%	0.17%	0.12%	0.13%	0.15%	0.14%
UL account value [4]	$659.1	$635.5	$617.3	$607.0	$596.9	$659.1	$596.9
UL interest spread [5]	1.14%	1.24%	1.59%	1.54%	1.57%	1.32%	1.49%
Individual sales [6]	$3.3	$2.9	$2.4	$2.4	$2.6	$8.6	$7.8
BOLI:
BOLI insurance in force [1]	$12,678.2	$12,681.6	$12,681.3	$12,667.5	$11,503.8	$12,678.2	$11,503.8
BOLI account value [4]	4,474.2	4,442.0	4,403.0	4,365.4	3,969.7	4,474.2	3,969.7
BOLI PGAAP reserve balance [7]	21.5	23.6	25.8	27.9	30.0	21.5	30.0
BOLI ROA [8]	0.82%	0.98%	1.14%	0.92%	0.92%	0.97%	1.09%
BOLI sales [9]	$—	$—	$—-	$35.9	$7.5	$—	$10.2

5 Year Historical Individual Claims:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
2007	13.5	14.0	12.1	11.6	51.2
2006	13.3	11.9	11.8	13.4	50.4

1 Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.

2 Individual claims repesents incurred claims, net of reinsurance, on our term and universal life policies.

3 Annualized mortality rate is defined as annualized individual claims divided by insurance in force.

4 UL account value and BOLI account value represent our liabilities to our policyholders.

5 UL interest spread is the difference between the investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the UL policies. The credited interest rate is the approximate rate credited on UL policyholder fixed account values. Interest credited to UL policyholders’ account values is subject to contractual terms, including minimum guarantees. Interest credited tends to move gradually over time to reflect actions by management to respond to competitive pressures and profit margins. The 2010 year-to-date third quarter credited rate to policyholders has been adjusted to exclude a reserve adjustment related to a persistency bonus. Without this adjustment the 2010 year-to-date third quarter interest spread would be 2.83%. The UL interest spread is decreasing as the SPL product becomes a larger portion of the total UL account value. The SPL product’s cost of insurance and mortality and expense fee revenue is not reflected in the interest spread.

6 Individual sales represent annualized first year premiums for recurring premium products, and 10% of new single premiums deposits net of first year policy lapses and/or surrenders.

7 Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.

8 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.

9 BOLI sales represent 10% of new BOLI total deposits.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Other

(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Operating revenues:
Net investment income	$5.8	$6.2	$6.5	$7.8	$7.6	$18.5	$16.0
Policy fees, contract charges and other	5.3	5.4	5.4	4.9	3.8	16.1	11.3

Total operating revenues	11.1	11.6	11.9	12.7	11.4	34.6	27.3

Benefits and expenses:
Interest credited	(0.6)	(0.6)	(0.7)	(0.6)	(1.1)	(1.9)	(2.5)
Other underwriting and operating expenses	5.4	6.6	6.0	7.3	5.0	18.0	15.3
Interest expense	8.0	8.0	8.0	8.0	8.0	24.0	23.9

Total benefits and expenses	12.8	14.0	13.3	14.7	11.9	40.1	36.7

Segment pre-tax adjusted operating loss	$(1.7)	$(2.4)	$(1.4)	$(2.0)	$(0.5)	$(5.5)	$(9.4)

Symetra Financial Corporation

3Q 2011 Financial Supplement

Deferred Policy Acquisition Cost (DAC) Roll Forwards

(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Summary — Total Company
Unamortized balance, beginning of period	$411.4	$403.6	$387.4	$369.7	$360.8	$387.4	$325.7
Deferral of acquisition costs:
Commissions	18.7	20.4	28.8	21.4	18.1	67.9	70.2
Other acquisition expenses	8.3	8.0	8.2	12.8	9.4	24.5	27.0

Total deferral of acquisition costs	27.0	28.4	37.0	34.2	27.5	92.4	97.2
Adjustments related to investment gains	(1.8)	(0.6)	(0.7)	(0.7)	(0.6)	(3.1)	(2.8)
Amortization	(20.3)	(20.0)	(20.1)	(15.8)	(17.6)	(60.4)	(51.7)
Unlocking	1.3	—	—	—	(0.4)	1.3	1.3

Total amortization	(19.0)	(20.0)	(20.1)	(15.8)	(18.0)	(59.1)	(50.4)

Unamortized balance, end of period	417.6	411.4	403.6	387.4	369.7	417.6	369.7
Accum effect of net unrealized gains	(215.5)	(172.9)	(141.1)	(137.4)	(208.8)	(215.5)	(208.8)

DAC balance, end of period	$202.1	$238.5	$262.5	$250.0	$160.9	$202.1	$160.9

Group Division
Unamortized balance, beginning of period	$3.4	$3.4	$3.6	$3.8	$3.5	$3.6	$3.2
Deferral of acquisition costs:
Other acquisition expenses	2.1	2.1	1.9	1.9	2.4	6.1	6.6

Total deferral of acquisition costs	2.1	2.1	1.9	1.9	2.4	6.1	6.6
Amortization	(2.0)	(2.1)	(2.1)	(2.1)	(2.1)	(6.2)	(6.0)

Unamortized balance, end of period	3.5	3.4	3.4	3.6	3.8	3.5	3.8

DAC balance, end of period	$3.5	$3.4	$3.4	$3.6	$3.8	$3.5	$3.8

Retirement Division — Deferred Annuities
Unamortized balance, beginning of period	$301.1	$296.2	$283.2	$274.6	$271.6	$283.2	$249.1
Deferral of acquisition costs:
Commissions	14.3	16.8	24.4	16.9	12.8	55.5	54.7
Other acquisition expenses	4.5	4.5	4.9	4.8	4.1	13.9	13.6

Total deferral of acquisition costs	18.8	21.3	29.3	21.7	16.9	69.4	68.3
Adjustments related to investment gains	(1.9)	(0.4)	(0.7)	(0.8)	(0.6)	(3.0)	(2.7)
Amortization	(16.3)	(16.0)	(15.6)	(12.3)	(13.3)	(47.9)	(40.1)
Unlocking	2.5	—	—	—	—	2.5	—

Total amortization	(13.8)	(16.0)	(15.6)	(12.3)	(13.3)	(45.4)	(40.1)

Unamortized balance, end of period	304.2	301.1	296.2	283.2	274.6	304.2	274.6
Accum effect of net unrealized gains	(203.6)	(165.6)	(136.2)	(132.4)	(201.7)	(203.6)	(201.7)

DAC balance, end of period	$100.6	$135.5	$160.0	$150.8	$72.9	$100.6	$72.9

Retirement Division — Income Annuities
Unamortized balance, beginning of period	$34.3	$33.1	$31.2	$28.9	$27.0	$31.2	$22.4
Deferral of acquisition costs:
Commissions	2.1	1.5	2.3	2.5	2.1	5.9	6.8
Other acquisition expenses	0.4	0.3	0.3	0.3	0.4	1.0	1.2

Total deferral of acquisition costs	2.5	1.8	2.6	2.8	2.5	6.9	8.0
Amortization	(0.6)	(0.6)	(0.7)	(0.5)	(0.6)	(1.9)	(1.5)

Unamortized balance, end of period	36.2	34.3	33.1	31.2	28.9	36.2	28.9

DAC balance, end of period	$36.2	$34.3	$33.1	$31.2	$28.9	$36.2	$28.9

Life Division
Unamortized balance, beginning of period	$72.6	$70.9	$69.4	$62.4	$58.7	$69.4	$51.0
Deferral of acquisition costs:
Commissions	2.3	2.1	2.1	2.0	3.2	6.5	8.7
Other acquisition expenses	1.3	1.1	1.1	5.8	2.5	3.5	5.6

Total deferral of acquisition costs	3.6	3.2	3.2	7.8	5.7	10.0	14.3
Adjustments related to inv (gains) losses	0.1	(0.2)	—	0.1	—	(0.1)	(0.1)
Amortization	(1.4)	(1.3)	(1.7)	(0.9)	(1.6)	(4.4)	(4.1)
Unlocking	(1.2)	—	—	—	(0.4)	(1.2)	1.3

Total amortization	(2.6)	(1.3)	(1.7)	(0.9)	(2.0)	(5.6)	(2.8)

Unamortized balance, end of period	73.7	72.6	70.9	69.4	62.4	73.7	62.4
Accum effect of net unrealized gains	(11.9)	(7.3)	(4.9)	(5.0)	(7.1)	(11.9)	(7.1)

DAC balance, end of period	$61.8	$65.3	$66.0	$64.4	$55.3	$61.8	$55.3

Symetra Financial Corporation

3Q 2011 Financial Supplement

Account Value and Reserve Roll Forwards

(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Retirement Division:
Deferred Annuities:
Fixed Account Values
Account value, beginning of period	$10,127.3	$9,793.9	$9,243.7	$8,805.6	$8,574.0	$9,243.7	$7,655.7
Deposits	458.1	498.5	659.2	560.3	321.1	1,615.8	1,411.5
Interest credited	90.9	90.5	88.2	88.8	84.9	269.6	242.5
Withdrawals and transfers	(269.7)	(252.2)	(203.4)	(207.5)	(177.3)	(725.3)	(520.8)
Other	15.8	(3.4)	6.2	(3.5)	2.9	18.6	16.7

Account value, end of period	$10,422.4	$10,127.3	$9,793.9	$9,243.7	$8,805.6	$10,422.4	$8,805.6
Income Annuities:
Reserves
Reserves, beginning of period	$6,646.6	$6,681.4	$6,676.8	$6,676.8	$6,716.8	$6,676.8	$6,726.3
Deposits	58.8	37.7	65.3	67.1	56.7	161.8	187.1
Interest credited	95.2	95.5	96.2	96.2	96.3	286.9	290.1
Benefit payments	(175.8)	(160.7)	(146.2)	(161.9)	(186.1)	(482.7)	(501.2)
Other	(5.9)	(7.3)	(10.7)	(1.4)	(6.9)	(23.9)	(25.5)

Reserves, end of period	$6,618.9	$6,646.6	$6,681.4	$6,676.8	$6,676.8	$6,618.9	$6,676.8
Life Division:
BOLI Account Values
Account value, beginning of period	$4,442.0	$4,403.0	$4,365.4	$3,969.7	$3,886.0	$4,365.4	$3,789.1
Deposits	—	—	—	358.2	74.5	—	102.1
Interest credited	53.3	54.9	54.1	54.6	55.7	162.3	159.7
Surrenders/claims	—	—	—	—	(32.2)	—	(32.5)
Administrative charges and other	(21.1)	(15.9)	(16.5)	(17.1)	(14.3)	(53.5)	(48.7)

Account value, end of period	$4,474.2	$4,442.0	$4,403.0	$4,365.4	$3,969.7	$4,474.2	$3,969.7
UL Account Values
Account value, beginning of period	$635.5	$617.3	$607.0	$596.9	$588.9	$607.0	$583.8
Deposits	37.8	33.2	28.3	25.0	22.2	99.3	63.8
Interest credited	7.3	6.8	6.4	6.3	6.4	20.5	12.9
Surrenders/claims	(5.9)	(7.3)	(13.3)	(6.6)	(5.9)	(26.5)	(20.5)
Administrative charges and other	(15.6)	(14.5)	(11.1)	(14.6)	(14.7)	(41.2)	(43.1)

Account value, end of period	$659.1	$635.5	$617.3	$607.0	$596.9	$659.1	$596.9

Symetra Financial Corporation

3Q 2011 Financial Supplement

Overview of Liabilities and Associated Unrealized Gains

(In millions)

	As of Sep. 30, 2011
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,621.7		$594.3
Deferred annuities with 5 year payout provision or MVA [2]	373.9		25.0
Traditional insurance (net of reinsurance) [3]	183.8		15.2
Group health & life (net of reinsurance) [3]	146.1		1.6

Total illiquid liabilities	7,325.5	32.5%	636.1

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,555.4		356.8
Deferred annuities with surrender charges of 5% or higher	6,926.3		463.3
Universal life with surrender charges of 5% or higher	235.1		15.8

Total somewhat liquid liabilities	11,716.8	51.9%	835.9

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	631.9		42.3
Less than 3%	155.9		10.4
No surrender charges [5]	2,267.1		151.7
Universal life with surrender charges less than 5%	438.5		29.3
BOLI [6]	3.9		0.3
Traditional insurance (net of reinsurance) [6]	3.8		0.3
Group health & life (net of reinsurance) [6]	11.3		0.1

Total fully liquid liabilities	3,512.4	15.6%	234.4

Assets supporting surplus portfolio			147.2

Total [7]	$22,554.7	100.0%	$1,853.6

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,853.6
Tax on unrealized gains and losses on available for sale securities			(648.8)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax			(196.6)
Other			(1.7)

AOCI			$1,006.5

1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.

2 In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

3 The surrender value on these contracts is generally zero. Represents incurred but not reported claim liabilities.

4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.

5 Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.

6 Represents reported claim liabilities.

7 Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $238.0.

8 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Investments Summary

(In millions)

	As of
	Sep. 30, 2011%		Jun. 30, 2011%		Mar. 31, 2011%		Dec. 31, 2010%		Sep. 30, 2010%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$22,881.6	88.5%	$22,146.5	88.8%	$21,785.4	90.0%	$21,281.8	90.6%	$21,450.1	91.7%
Marketable equity securities, at fair value	50.3	0.2%	51.2	0.2%	46.4	0.2%	45.1	0.2%	45.4	0.2%
Trading securities:
Marketable equity securities, at fair value	338.1	1.3%	380.9	1.5%	224.7	0.9%	189.3	0.8%	158.8	0.7%
Mortgage loans, net	2,277.3	8.8%	2,085.0	8.4%	1,862.0	7.7%	1,713.0	7.3%	1,493.4	6.4%
Policy loans	69.5	0.3%	69.6	0.3%	70.4	0.3%	71.5	0.3%	71.7	0.3%
Short-term investments	2.5	0.0%	2.7	0.0%	2.4	0.0%	2.5	0.0%	2.7	0.0%
Investment in limited partnerships	214.6	0.8%	193.8	0.8%	198.8	0.8%	186.9	0.8%	169.1	0.7%
Other invested assets	18.3	0.1%	11.8	0.0%	10.4	0.1%	10.1	0.0%	9.3	0.0%
Total investments	25,852.2	100.0%	24,941.5	100.0%	24,200.5	100.0%	23,500.2	100.0%	23,400.5	100.0%
Cash and cash equivalents	182.8		87.4		307.9		274.6		197.2
Total investments, cash and cash equivalents	$26,035.0		$25,028.9		$24,508.4		$23,774.8		$23,597.7
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$14,151.4	61.8%	$13,391.0	60.5%	$13,141.0	60.3%	$13,042.4	61.3%	$12,798.7	59.7%
2: BBB	7,343.9	32.1%	7,274.2	32.8%	7,306.9	33.6%	6,981.9	32.8%	7,681.7	35.8%
Total investment grade	21,495.3	93.9%	20,665.2	93.3%	20,447.9	93.9%	20,024.3	94.1%	20,480.4	95.5%

3: BB	791.6	3.5%	853.6	3.9%	719.5	3.3%	679.0	3.2%	570.4	2.7%
4: B	491.6	2.2%	480.3	2.2%	462.7	2.1%	393.8	1.8%	268.1	1.2%
5: CCC & lower	95.7	0.4%	139.4	0.6%	146.6	0.7%	164.8	0.8%	111.0	0.5%
6: In or near default	7.4	0.0%	8.0	0.0%	8.7	0.0%	19.9	0.1%	20.2	0.1%
Total below investment grade	1,386.3	6.1%	1,481.3	6.7%	1,337.5	6.1%	1,257.5	5.9%	969.7	4.5%
Total fixed maturities	$22,881.6	100.0%	$22,146.5	100.0%	$21,785.4	100.0%	$21,281.8	100.0%	$21,450.1	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$35.0	0.2%	$43.1	0.2%	$156.7	0.7%	$33.1	0.2%	$96.0	0.5%
State and political subdivisions	540.2	2.4%	523.6	2.4%	462.8	2.1%	452.8	2.1%	473.3	2.2%
Foreign governments	21.1	0.1%	21.9	0.1%	21.7	0.1%	23.6	0.1%	24.9	0.1%
Corporate securities	16,166.5	70.6%	15,544.2	70.2%	14,996.9	68.8%	14,541.4	68.3%	14,779.3	68.9%
Residential mortgage-backed securities	3,708.4	16.2%	3,631.4	16.4%	3,815.3	17.5%	3,801.6	17.9%	3,840.0	17.9%
Commercial mortgage-baced securities	1,837.6	8.0%	1,816.9	8.2%	1,802.9	8.3%	1,887.3	8.9%	1,911.0	8.9%
Other debt obligations	572.8	2.5%	565.4	2.5%	529.1	2.5%	542.0	2.5%	325.6	1.5%
Total fixed maturities	$22,881.6	100.0%	$22,146.5	100.0%	$21,785.4	100.0%	$21,281.8	100.0%	$21,450.1	100.0%
Effective Duration	5.7		5.7		5.6		5.5		5.4
Average Investment Yield	5.26%		5.28%		5.32%		5.49%		5.51%

	For the Three Months Ended
	Sep. 30, 2011%		Jun. 30, 2011%		Mar. 31, 2011%		Dec. 31, 2010%		Sep. 30, 2010%
Average Daily Cash and Cash Equivalent Balances:
Group Division	$11.6	4.7%	$11.4	4.8%	$5.7	2.3%	$8.8	2.8%	$10.5	4.7%
Retirement Division:
Deferred Annuities	97.0	39.2%	44.6	18.9%	113.2	46.4%	150.6	47.5%	54.4	24.3%
Income Annuities	26.2	10.6%	107.3	45.4%	25.8	10.6%	11.4	3.6%	21.6	9.6%
Life Division	79.2	32.1%	69.7	29.5%	85.6	35.1%	124.9	39.4%	112.9	50.3%
Other	33.2	13.4%	3.4	1.4%	13.8	5.6%	21.1	6.7%	24.8	11.1%
Total	$247.2	100.0%	$236.4	100.0%	$244.1	100.0%	$316.8	100.0%	$224.2	100.0%

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010
MBS Prepayment Speed Adjustment: [2]
Group Division	$—	$(0.1)	$—	$—	$—	$(0.1)	$0.1
Retirement Division:
Deferred Annuities	(0.2)	(0.4)	0.2	0.2	0.1	(0.4)	0.2
Income Annuities	(0.2)	(0.7)	1.8	3.2	0.1	0.9	(0.2)
Life Division	(0.5)	(0.5)	0.8	1.1	—	(0.2)	0.1
Other	(0.4)	0.2	0.3	0.1	0.1	0.1	—
Total	$(1.3)	$(1.5)	$3.1	$4.6	$0.3	$0.3	$0.2

[1]	Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.
[2]	MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Sales by Segment and Product

(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2011	2011	2011	2010	2010	2011	2010
Group Division [1]
Medical stop-loss	$16.3	$18.1	$41.9	$11.7	$15.1	$76.3	$67.4
Limited benefit medical	1.9	4.7	6.0	2.9	2.8	12.6	10.4
Group life & disability	1.9	0.6	0.8	0.5	0.5	3.3	2.6
Total	$20.1	$23.4	$48.7	$15.1	$18.4	$92.2	$80.4

Retirement Division — Deferred Annuities [2]
Fixed annuities	$369.7	$437.4	$609.0	$514.0	$276.5	$1,416.1	$1,262.8
Fixed indexed annuity	16.4	3.1	—	—	—	19.5	—
Variable annuities	6.2	5.1	6.0	4.4	5.4	17.3	14.1
Retirement plans	1.3	0.9	3.4	4.5	4.5	5.6	10.9
Total	$393.6	$446.5	$618.4	$522.9	$286.4	$1,458.5	$1,287.8
Retirement Division — Income Annuities [2]
SPIA	$32.1	$25.1	$33.1	$31.9	$31.4	$90.3	$121.7
Structured settlements	32.5	13.6	31.4	36.0	26.6	77.5	70.4
Total	$64.6	$38.7	$64.5	$67.9	$58.0	$167.8	$192.1

Life Division
Term life [1]	$0.5	$0.6	$0.4	$0.4	$1.1	$1.5	$3.7
Universal life [3]	0.2	0.2	0.4	0.7	0.5	0.8	1.4
Single premium life [3]	2.6	2.1	1.6	1.3	1.0	6.3	2.7
Individual sales	3.3	2.9	2.4	2.4	2.6	8.6	7.8
BOLI [4]	—	—	—	35.9	7.5	—	10.2
Total	$3.3	$2.9	$2.4	$38.3	$10.1	$8.6	$18.0

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents 10% of new deposits.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Book Value, Adjusted Book Value and Statutory Book Value per Share

(In millions, except per share amounts)

	As of
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
Book value per common share [1]	$22.24	$19.25	$17.68	$17.35	$19.77
Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$17.32	$17.28	$16.85	$16.48	$16.01
Adjusted book value per common share, as converted [3]	$16.51	$16.49	$16.11	$15.79	$15.38
Statutory book value per common share [4]	$16.84	$17.21	$16.76	$16.39	$15.97
Numerator:
Total stockholders’ equity	$3,060.0	$2,647.3	$2,431.0	$2,380.6	$2,711.3
AOCI [5]	1,006.5	597.9	434.0	432.5	819.4
Adjusted book value	$2,053.5	$2,049.4	$1,997.0	$1,948.1	$1,891.9
Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1
Adjusted book value, as converted	$2,271.6	$2,267.5	$2,215.1	$2,166.2	$2,110.0

Total stockholders’ equity	$3,060.0	$2,647.3	$2,431.0	$2,380.6	$2,711.3
Stockholders’ equity of non-insurance entities	(255.8)	(245.5)	(250.8)	(238.6)	(227.0)
Statutory adjustments	(997.3)	(574.0)	(400.0)	(389.7)	(757.0)
Asset valuation reserve (AVR)	189.8	212.9	206.1	185.1	159.8
Statutory book value	$1,996.7	$2,040.7	$1,986.3	$1,937.4	$1,887.1
Denominator: [6]
Common shares outstanding	118.595	118.571	118.535	118.216	118.171
Total outstanding common shares and shares subject to warrants	137.571	137.547	137.511	137.192	137.147

[1]	Book value per common share is calculated based on stockholders’ equity divided by outstanding common shares and shares subject to outstanding warrants.
[2]	Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by common shares outstanding.
[3]

Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
[5]	Accumulated other comprehensive income (loss) (net of taxes).

	As of
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
[6] Reconciliation of outstanding shares:
Common shares outstanding, beginning of period	118.571	118.535	118.216	118.171	118.175
Employee stock purchase plan shares issued	0.028	0.029	0.024	0.033	—
Restricted shares issued	0.008	0.009	0.297	0.030	0.010
Restricted shares forfeited	(0.012)	(0.002)	(0.002)	(0.018)	(0.014)

Common shares outstanding, end of period	118.595	118.571	118.535	118.216	118.171
Outstanding warrants	18.976	18.976	18.976	18.976	18.976

Total outstanding common shares and shares subject to outstanding warrants, end of period	137.571	137.547	137.511	137.192	137.147

Symetra Financial Corporation

3Q 2011 Financial Supplement

ROE and Operating ROAE

(In millions)

	0000000000	0000000000	0000000000	0000000000	0000000000
	Twelve Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2011	2011	2011	2010	2010
ROE:
Net income for the twelve months ended [1]	$187.6	$233.1	$209.5	$200.9	$170.8
Average stockholders’ equity [2]	$2,646.0	$2,502.6	$2,367.5	$2,167.9	$1,987.9

ROE	7.1%	9.3%	8.8%	9.3%	8.6%

Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$190.5	$186.7	$178.4	$175.2	$159.9
Average adjusted book value[3]	$1,988.0	$1,945.6	$1,898.2	$1,795.4	$1,695.9

Operating ROAE	9.6%	9.6%	9.4%	9.8%	9.4%

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.

2 Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.

3 Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.

Calculation of average stockholders’ equity:

The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

	00000000	00000000	00000000	00000000
		As of
		2011	2010	2009
Stockholders’ Equity
	Dec. 31		$2,380.6	$1,433.3
	Sep. 30	3,060.0	2,711.3	1,480.5
	Jun. 30	2,647.3	2,342.8	763.7
	Mar. 31	2,431.0	1,971.7	198.5
AOCI
	Dec. 31		$432.5	$(49.7)
	Sep. 30	1,006.5	819.4	29.8
	Jun. 30	597.9	501.1	(642.9)
	Mar. 31	434.0	159.5	(1,161.1)

Reconciliation of adjusted operating income:

The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended March 31, 2011, December 31, 2010, and September 30, 2010.

	00000000	00000000	00000000
	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2009
Net income	$35.8	$46.3	$32.1
Less: Net realized investment gains (losses) (net of taxes)	(6.6)	4.5	(0.2)
Add: Net investment gains (losses) on FIA options (net of taxes)	(0.9)	0.1	0.4

Adjusted operating income	$41.5	$41.9	$32.7

Symetra Financial Corporation

3Q 2011 Financial Supplement

Addendum

RMBS Prepayment Exposure

(In millions)

								Sep. 30, 2011		Prepayment Speed
								Trailing 12 Month		Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q3 2011 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q3 2011	YTD 2011
Agency:
CMO
2011	$147.5	$14.4	$161.9	$11.3	$(1.2)	3.8%	172.4	175.8	190.1	$—	$—
2010	571.7	53.2	624.9	15.8	(13.4)	5.0%	273.8	398.2	531.1	(0.3)	0.2
2009	213.5	23.6	237.1	2.2	(3.0)	4.8%	163.8	254.1	322.7	(0.1)	—
2008	6.3	0.2	6.5	—	—	5.9%	249.6	344.5	449.3	—	—
2007	32.4	2.3	34.7	1.1	—	6.6%	201.2	242.5	274.7	—	—
2006	65.2	2.7	67.9	0.1	—	6.6%	364.7	415.3	453.6	—	—
2005	61.7	7.2	68.9	0.5	—	6.2%	200.9	254.5	296.6	—	—
2004 & Prior	633.9	81.7	715.6	16.9	(6.6)	6.2%	228.8	290.7	364.6	0.2	1.0

Agency CMO	$1,732.2	$185.3	$1,917.5	$47.9	$(24.2)	5.3%	234.5	314.6	399.1	$(0.2)	$1.2

Passthrough
2011	$22.2	$0.9	$23.1	$0.1	$(0.6)	4.3%	6.1	5.7	6.1	$—	$—
2010	296.9	10.7	307.6	0.1	(9.9)	4.7%	5.3	6.0	8.3	—	—
2009	817.7	39.2	856.9	—	(30.7)	5.7%	10.1	14.2	18.8	(0.2)	(0.1)
2008	54.2	4.4	58.6	—	(1.1)	6.3%	14.3	18.7	27.8	—	—
2007	36.8	3.1	39.9	0.2	(0.8)	6.4%	22.0	25.6	30.2	—	—
2006	12.8	1.3	14.1	0.1	—	6.6%	28.4	28.7	31.6	—	—
2005	14.2	1.6	15.8	0.7	(0.1)	5.2%	8.8	17.4	28.6	—	—
2004 & Prior	81.5	7.8	89.3	1.3	(0.6)	5.8%	18.7	23.8	29.5	—	—

Agency Passthrough	1,336.3	69.0	1,405.3	2.5	(43.8)	5.5%	10.2	13.5	17.8	(0.2)	(0.1)

Total RMBS Agency	$3,068.5	$254.3	$3,322.8	$50.4	$(68.0)	5.4%	—	—	—	$(0.4)	$1.1

Non-Agency
2008 - 2011	$—	$—	$—	$—	$—	—	—	—	—	$—	$—
2007	25.1	(0.4)	24.7	3.9	—	6.1%	262.8	278.5	312.3	—	—
2006	99.7	0.4	100.1	13.2	—	6.1%	290.4	302.0	340.0	(0.3)	—
2005	107.1	(7.2)	99.9	2.8	—	5.8%	223.0	280.8	345.7	(0.1)	—
2004 & Prior	156.2	4.7	160.9	3.8	(0.2)	5.9%	286.1	392.0	509.5	(0.3)	(0.2)

Non-Agency CMO	388.1	(2.5)	385.6	23.7	(0.2)	5.9%	268.3	330.8	408.0	(0.7)	(0.2)

Total RMBS Non-Agency	$388.1	$(2.5)	$385.6	$23.7	$(0.2)	5.9%	268.3	330.8	408.0	$(0.7)	$(0.2)

Total RMBS	$3,456.6	$251.8	$3,708.4	$74.1	$(68.2)	5.5%	—	—	—	$(1.1)	$0.9

Top 10 RMBS

									Sep. 30, 2011		Prepayment Speed
									Trailing 12 Month		Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q3 2011 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q3 2011	YTD 2011
Fannie Mae	2009	$103.4	$5.4	$108.8	$—	$(2.3)	5.5%	16.5	24.1	29.8	$—	$—
GNMA	2009	90.9	2.8	93.7	—	(5.3)	6.2%	7.1	3.4	7.1	—	0.1
GNMA	2009	83.3	2.9	86.2	—	(4.7)	6.2%	3.2	1.9	4.2	—	—
Fannie Mae	2009	64.4	2.5	66.9	—	(2.3)	5.4%	7.2	12.2	15.2	—	—
GNMA	2009	58.2	3.0	61.2	—	(1.8)	6.2%	—	—	—	—	—
GNMA	2010	56.1	1.5	57.6	—	(2.3)	4.5%	1.5	1.0	1.5	—	—
GNMA	2009	53.2	3.4	56.6	—	(2.1)	5.5%	5.6	4.9	5.6	—	—
GNMA	2009	47.1	2.7	49.8	—	(1.8)	5.5%	15.6	19.6	23.9	—	—
Fannie Mae	2009	42.5	1.3	43.8	—	(1.8)	5.4%	9.3	13.6	16.8	—	—
Fannie Mae	2010	38.6	1.5	40.1	—	(1.4)	5.3%	9.6	13.9	18.1	—	—

Total		$637.7	$27.0	$664.7	$—	$(25.8)	—	—	—	—	$—	$0.1

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Addendum

CMBS Prepayment Exposure

(In millions)

							Prepayment Speed Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q3 2011	YTD 2011
Agency :
CMO
2011	$11.5	$0.7	$12.2	$—	$(0.5)	5.1%	$—	$—
2010	21.8	1.5	23.3	—	(1.9)	5.0%	—	(0.1)
2009	10.0	1.5	11.5	—	—	6.5%	—	—
2008	44.3	0.6	44.9	—	(1.9)	5.0%	—	—
2007	56.2	1.9	58.1	—	(3.6)	5.9%	(0.1)	—
2006	63.8	1.5	65.3	—	(4.2)	5.7%	(0.1)	(0.2)
2005	33.4	1.6	35.0	—	(1.8)	5.8%	—	—
2004 & Prior	154.8	13.6	168.4	—	(5.8)	6.8%	—	(0.7)

Agency CMO	$395.8	$22.9	$418.7	$—	$(19.7)	6.1%	$(0.2)	$(1.0)

Passthrough
2005 - 2011	$—	$—	$—	$—	$—	0.0%	$—	$—
2004 & Prior	98.0	5.7	103.7	0.3	(3.3)	7.5%	—	—

Agency Passthrough	98.0	5.7	103.7	0.3	(3.3)	7.5%	—	—

Total CMBS Agency	$493.8	$28.6	$522.4	$0.3	$(23.0)	6.3%	$(0.2)	$(1.0)

Non-Agency
2011	$100.2	$(0.5)	$99.7	$—	$(0.9)	5.5%	$—	$—
2010	1.2	—	1.2	—	—	4.0%	—	—
2009	—	—	—	—	—	0.0%	—	—
2008	69.6	5.3	74.9	1.6	(0.2)	6.1%	—	—
2007	434.0	40.5	474.5	17.5	(1.0)	5.8%	—	0.1
2006	169.7	16.8	186.5	8.4	(1.0)	5.9%	—	0.2
2005	267.6	28.2	295.8	8.8	(0.1)	5.4%	—	—
2004 & Prior	179.4	3.2	182.6	1.3	(2.0)	6.5%	—	—

Non-Agency CMO	1,221.7	93.5	1,315.2	37.6	(5.2)	5.8%	—	0.3

Total CMBS Non-Agency	$1,221.7	$93.5	$1,315.2	$37.6	$(5.2)	5.8%	$—	$0.3

Total CMBS	$1,715.5	$122.1	$1,837.6	$37.9	$(28.2)	6.0%	$(0.2)	$(0.7)

Top 10 CMBS

								Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q3 2011	YTD 2011
Commercial Mtg Pass-Through	2003	$49.6	$1.7	$51.3	$0.4	$—	5.6%	$—	$—
Bear Stearns Commercial Mortgage	2006	48.2	5.8	54.0	1.8	—	5.9%	—	—
Bear Stearns Commercial Mortgage	2007	47.5	4.1	51.6	2.5	—	5.2%	—	0.1
GS Mtg Sec Corp II	2005	44.7	7.3	52.0	0.3	—	5.6%	—	—
Wachovia Bank Commercial Mortgage	2006	39.2	3.3	42.5	0.8	—	6.0%	—	—
Citigroup Commercial Mortgage	2008	37.9	2.6	40.5	0.1	—	6.2%	—	—
GNMA	2007	37.7	1.2	38.9	—	(2.7)	5.8%	(0.1)	—
Bear Stearns Commercial Mortgage	2007	35.6	3.4	39.0	1.0	—	5.9%	0.1	0.1
JP Morgan Chase Commercial Mortgage	2007	34.2	1.4	35.6	0.1	—	5.7%	—	—
Greenwich Cap Fund	2005	32.5	0.8	33.3	0.1	—	5.5%	—	—

Total		$407.1	$31.6	$438.7	$7.1	$(2.7)	—	$—	$0.2

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

3Q 2011 Financial Supplement

Addendum

European Exposure

(In millions)

				Sector
Country	Amortized Cost	Fair Value	% of Exposure	Sovereign Debt	Financial Industry	Other Corporate
United Kingdom	$473.3	$521.5	38.2%	$—	$29.6	$491.9
Netherlands	334.1	361.1	26.5%	—	—	361.1
Luxembourg	110.3	116.0	8.5%	—	—	116.0
Switzerland	102.9	104.0	7.6%	—	103.2	0.8
France	101.7	102.2	7.5%	—	17.3	84.9
Sweden	43.0	49.8	3.6%	—	—	49.8
Germany	27.3	21.3	1.5%	—	11.5	9.8
Austria	19.7	19.9	1.5%	—	—	19.9
Italy	17.7	19.1	1.4%	—	—	19.1
Spain	19.9	18.6	1.4%	—	—	18.6
Finland	10.2	9.0	0.7%	—	—	9.0
Norway	7.8	8.7	0.6%	—	0.8	7.9
Belgium	7.1	7.9	0.6%	—	—	7.9
Greece	4.0	4.5	0.3%	—	—	4.5
Portugal	1.1	0.7	0.1%	0.7	—	—

Total	$1,280.1	$1,364.3	100.0%	$0.7	$162.4	$1,201.2

Note: The table above includes $10.4 million in marketable equity securities.

Top 10 European Exposures

Name	Amortized Cost	Fair Value	Moody’s	S&P
Shell International Fin	$100.9	$112.6	Aa1	AA
Tesco PLC-ADR	75.7	92.1	A3	A-
Vodafone Group PLC	76.8	88.1	A3	A-
Philips Electronics NV	72.3	81.4	A3	A-
Diageo Capital PLC	72.7	79.2	A3	A-
SABMiller PLC	65.7	77.2	Baa1	BBB+
TYCO Int’l	68.0	75.5	A3	A-
Deutsche Telekom Int Fin	72.2	74.2	Baa1	BBB+
Electricite de France	61.4	62.2	Aa3	AA-
BP Capital PLC	49.9	55.2	A2	A

Total	$715.6	$797.7